UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2016

Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 FIFTH STREET

AMES, IOWA 50010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) John P. Nelson, age 50, was appointed Executive Vice President and Chief Operating Officer of Ames National Corporation (the “Company”) effective as of November 9, 2016. Mr. Nelson will also retain his role as Chief Financial Officer (CFO) and Secretary. Mr. Nelson has served as a director of the Company since 2013 and has served as the CFO and Secretary of the Company since 1999. Mr. Nelson has 26 years of banking experience including being employed as a commissioned bank examiner for the Federal Deposit Insurance Corporation. Chief Executive Officer (CEO) and President Thomas H. Pohlman announced he is anticipating retiring at the end of 2018. Mr. Nelson’s new job responsibilities will include duties associated with his contemplated transition to the role of CEO upon Mr. Pohlman’s retirement.

Item 8.01 Other Events

On November 9, 2016, the Company announced a stock repurchase program commencing November 10, 2016. A copy of the press release dated November 9, 2016, is attached as Exhibit 99.1.

On November 9, 2016, the Company announced the declaration of a cash dividend. A copy of the press release dated November 9, 2016 is attached as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d)     The following exhibit is furnished as part of this Report.

               Exhibit No.                    Description

               99.1                                News Release dated November 9, 2016

The Private Securities Litigation Reform Act of 1995 provides the Company with the opportunity to make cautionary statements regarding forward-looking statements contained in this Form 8K, including forward-looking statements concerning the Company’s future financial performance and asset quality.  Any forward-looking statement contained in this 8K is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to management.  If a change occurs, the Company’s business, financial condition, liquidity, results of operations, asset quality, plans and objectives may vary materially from those expressed in the forward-looking statements.  The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following:  economic conditions, particularly in the concentrated geographic area in which the Company and its affiliate banks operate; competitive products and pricing available in the marketplace; changes in credit and other risks posed by the Company’s loan and investment portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan losses dictated by new market conditions or regulatory requirements; fiscal and monetary policies of the U.S. government; changes in governmental regulations affecting financial institutions (including regulatory fees and capital requirements); changes in prevailing interest rates; credit risk management and asset/liability management; the financial and securities markets; the availability of and cost associated with sources of liquidity; and other risks and uncertainties inherent in the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-K.  Management intends to identify forward-looking statements when using words such as “believe”, “expect”, “intend”, “anticipate”, “estimate”, “should”, “forecasting” or similar expressions.  Undue reliance should not be placed on these forward-looking statements.  The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: November 9, 2016	By: /s/ Thomas H. Pohlman
Thomas H. Pohlman, President
(Principal Executive Officer)